                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Amendment") is made effective as of the ___ day of July, 2000, by and among BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("NIM Holdings"), and BERRY PLASTICS UK LIMITED, a company organized and existing under the laws of England and Wales, formerly known as Norwich Injection Moulders Limited ("Berry UK"); BANK OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A. ("Bank of America"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital"), as documentation agent, HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), and LASALLE BUSINESS CREDIT, INC., a corporation organized and existing under the laws of the State of Delaware ("LaSalle") (collectively, the "Lenders" and individually, a "Lender"); GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York, as documentation agent, and BANK OF AMERICA, N. A., a national banking association, in its capacity as both collateral and administrative agent for the Lenders (the "Agent") and as lead arranger; Witnesseth:

                                    RECITALS

         A. The Lenders, the Borrower, Berry UK, NIM Holdings and the Agent are parties to that certain Third Amended and Restated Financing and Security Agreement dated as of May 9, 2000 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Under and subject to the provisions of the Credit Agreement, the Lenders agreed to establish in favor of the Borrower, Berry UK and NIM Holdings certain revolving credit, letter of credit and term loan facilities. All capitalized terms used herein but not specifically defined herein shall have the meanings given such terms in the Credit Agreement.

         B. The Borrower has advised the Agent and the Lenders that the Borrower has acquired or intends to acquire a "shelf company" to be renamed Capsol-Berry Plastics, S.r.l., a limited liability company organized and existing under the laws of the Republic of Italy (the "Italian Holding Company"); the Italian Holding Company is or will be a Wholly Owned Subsidiary of the Borrower. The Italian Holding Company has acquired or intends to acquire all of the shares (the "Italian Target Stock") issued by (i) Capsol S.p.A. Stampaggio Resine Termoplastiche, a joint stock corporation organized under the laws of the Republic of Italy ("Capsol Italy") and (ii) Ociesse S.r.l. - Officina Costruzione Stampi - Lavorazioni Meccaniche di Precisione, a limited liability company organized under the laws of the Republic of Italy ("Ociesse") (Capsol Italy and Ociesse are herein collectively and individually referred to as the "Italian Target") in accordance with the provisions of that certain purchase or acquisition agreement by and among the existing shareholders of the Italian Target, the Italian Holding Company and the Borrower (as amended, restated, supplemented or otherwise modified, the "Italian Target Purchase Agreement"). The Borrower has advised the Agent and the Lenders that the Borrower does not expect to close and consummate the purchase of the Italian Target Stock on or before the date of this Amendment, but intends to proceed to close and consummate such purchase as soon as commercially practicable.

         C. The Borrower has applied to GE Capital for a term loan in a principal amount up to, but not exceeding, Twenty-five Million Dollars ($25,000,000 (the "GE Term Loan"). GE Capital has agreed to make the GE Term Loan to the Borrower in accordance with and subject to the terms and conditions of that certain Loan and Security Agreement dated the date hereof by and among the Borrower, GE Capital, in its capacity as a lender, and GE Capital, in its capacity as an agent (as amended, restated, supplemented or otherwise modified, the "GE Financing Agreement"). The Borrower has advised the Agent and the Lenders that the proceeds of the GE Term Loan are to be used to repay a portion of the outstanding Obligations under the Revolving Loan.

         D. The Borrower, Berry UK and NIM Holdings have requested that the Agent and the Lenders agree (i) to the GE Term Loan and the execution and delivery of the GE Financing Agreement, (ii) to consent to the acquisition of the Italian Holding Company and the acquisition of the Italian Target Stock by the Italian Holding Company in accordance with the terms and conditions of the Italian Target Purchase Agreement, and (iii) otherwise to amend certain terms and conditions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Berry UK, NIM Holdings, the Lenders and the Agent hereby agree as follows:

         1. The Borrower, Berry UK, and NIM Holdings hereby acknowledge and agree that the recitals set forth above are true and accurate in each and every respect and are incorporated herein by reference. The representations and warranties of the Borrower, Berry UK and NIM Holdings contained among the provisions of the Credit Agreement are true and correct as of the date of this Amendment (except that any such representations and warranties that are not qualified as to materiality need only be true and correct in all material respects) with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in Section 4.1.11 of the Credit Agreement, shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to Section 6.1.1 (Financial Statements) of the Credit Agreement.


         2.   The Credit Agreement is hereby amended as follows:


              (a) Section 1.1 beginning on page 3 of the Credit Agreement is hereby amended to add the following definitions:


              "BOFA PERMITTED CEILING" SHALL MEAN ONE HUNDRED EIGHTY MILLION

         DOLLARS ($180,000,000), CALCULATED IN DOLLARS IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, AS REDUCED FROM TIME TO TIME BY (i) ANY PERMANENT REDUCTION IN THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT AND/OR THE UK REVOLVING CREDIT COMMITTED AMOUNT AND (ii) ANY REDUCTION IN THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOANS. THE AGENT AND THE LENDERS ACKNOWLEDGE AND AGREE THAT AS OF THE DATE OF THIS AGREEMENT, AS AMENDED, THE PRINCIPAL AMOUNT OF THE BOFA OBLIGATIONS IS LESS THAN ONE HUNDRED EIGHTY MILLION DOLLARS ($180,000,000); THE AGENT AND THE LENDERS UNDERSTAND AND AGREE, HOWEVER, THAT (a) THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT AND/OR THE UK REVOLVING CREDIT COMMITTED AMOUNT MAY BE INCREASED AT ANY TIME AND FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND/OR (b) THE AGENT AND/OR ANY OR ALL OF THE LENDERS MAY AGREE TO PROVIDE ADDITIONAL CREDIT FACILITIES TO OR FOR THE BENEFIT OF THE ITALIAN HOLDING COMPANY AND/OR THE ITALIAN TARGET, ALL WITHOUT THE CONSENT OF THE GE AGENT OR THE GE LENDERS, PROVIDED THAT ANY SUCH INCREASES AND/OR ADDITIONAL FACILITIES DO NOT CAUSE THE PRINCIPAL AMOUNT OF THE OBLIGATIONS TO EXCEED THE BOFA PERMITTED CEILING.

              "BOFA TERMINATION DATE" HAS THE MEANING GIVEN SUCH TERM IN THE INTERCREDITOR AGREEMENT.

              "CAPSOL ITALY" MEANS CAPSOL S.P.A. STAMPAGGIO RESINE TERMOPLASTICHE, A JOINT STOCK CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE REPUBLIC OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

              "COLLATERAL AGENT" INITIALLY MEANS THE AGENT, IN ITS CAPACITY
         AS COLLATERAL AGENT FOR THE AGENT, THE LENDERS, THE GE AGENT AND THE GE LENDERS WITH RESPECT TO ANY AND ALL COLLATERAL AND SECURITY FOR THE OBLIGATIONS AND THE GE OBLIGATIONS. EFFECTIVE IMMEDIATELY ON THE BOFA TERMINATION DATE AND UPON THE REQUEST OF THE GE AGENT, THE GE AGENT SHALL SUCCEED THE AGENT AS THE COLLATERAL AGENT UNDER ANY AND ALL SECURITY DOCUMENTS WITHOUT FURTHER NOTICE TO, OR CONSENT OR AGREEMENT OF, THE BORROWER OR ANY OTHER PERSON. NOTWITHSTANDING THE FOREGOING, IF AT ANY TIME ANY PAYMENT, OR PORTION THEREOF, MADE BY, OR FOR THE ACCOUNT OF, THE BORROWER OR ANY OTHER PERSON ON ACCOUNT OF ANY OF THE OBLIGATIONS IS SET ASIDE BY ANY COURT OR TRUSTEE HAVING JURISDICTION AS A VOIDABLE PREFERENCE OR FRAUDULENT CONVEYANCE OR MUST OTHERWISE BE RESTORED OR RETURNED BY THE AGENT AND/OR ANY OF THE LENDERS TO THE BORROWER OR TO ANY OTHER PERSON UNDER ANY INSOLVENCY, BANKRUPTCY OR OTHER FEDERAL AND/OR STATE LAWS OR AS A RESULT OF ANY DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE BORROWER OR SUCH OTHER PERSON OR UPON, OR AS A RESULT OF, THE APPOINTMENT OF ANY RECEIVER, INTERVENOR OR CONSERVATOR OF, OR TRUSTEE, OR SIMILAR OFFICER FOR, THE BORROWER OR SUCH PERSON OR ANY SUBSTANTIAL PART OF ITS OR THEIR PROPERTIES OR ASSETS, THE PARTIES HERETO AGREE THAT THE AGENT SHALL BE REINSTATED AND SHALL CONTINUE AS THE COLLATERAL AGENT UNDER THE SECURITY DOCUMENTS ALL AS THOUGH SUCH PAYMENT(S) HAD NOT BEEN MADE.

              "GE AGENT" MEANS THE PERSON DEFINED AS THE "AGENT" UNDER THE PROVISIONS OF THE GE FINANCING AGREEMENT AND SHALL ALSO INCLUDE ANY SUCCESSOR AGENT APPOINTED PURSUANT TO THE PROVISIONS OF THE GE FINANCING AGREEMENT.

              "GE FINANCING AGREEMENT" MEANS THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF JULY __, 2000, BY AND AMONG THE BORROWER; GE CAPITAL, IN ITS CAPACITY AS A GE LENDER, AND EACH OTHER FINANCIAL INSTITUTION WHICH IS A GE LENDER UNDER THE GE FINANCING AGREEMENT; AND THE GE AGENT, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED AT ANY TIME AND FROM TIME TO TIME.

              "GE FINANCING DOCUMENTS" MEANS THE "FINANCING DOCUMENTS" AS THAT TERM IS DEFINED IN THE GE FINANCING AGREEMENT.

              "GE LENDER" MEANS EACH "LENDER" UNDER THE TERMS OF THE GE FINANCING AGREEMENT; AND "GE LENDERS" MEANS ALL "LENDERS" UNDER THE TERMS OF THE GE FINANCING AGREEMENT.

              "GE OBLIGATIONS" MEANS THE "OBLIGATIONS" AS THAT TERM IS DEFINED IN THE GE FINANCING AGREEMENT.

              "GE TERM LOAN" MEANS THE TERM LOAN MADE BY THE GE LENDERS TO THE BORROWER IN A PRINCIPAL AMOUNT UP TO, BUT NOT EXCEEDING, TWENTY-FIVE MILLION DOLLARS ($25,000,000) PURSUANT TO THE TERMS AND CONDITIONS OF THE GE FINANCING AGREEMENT.

              "INTERCREDITOR AGREEMENT" MEANS THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JULY __, 2000 BY AND AMONG THE BORROWER, THE SUBSIDIARY GUARANTORS, THE AGENT, THE GE AGENT, THE GE LENDERS AND THE LENDERS, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

              "ITALIAN HOLDING COMPANY" MEANS CAPSOL-BERRY PLASTICS, S.R.L., A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE REPUBLIC OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

              "ITALIAN TARGET" MEANS EACH OF CAPSOL ITALY AND OCIESSE, INDIVIDUALLY AND COLLECTIVELY, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

              "ITALIAN TARGET STOCK" MEANS ALL CAPITAL STOCK ISSUED BY EACH ITALIAN TARGET ACQUIRED OR TO BE ACQUIRED BY THE ITALIAN HOLDING COMPANY, IN ACCORDANCE WITH THE ITALIAN TARGET STOCK PURCHASE AGREEMENT, TOGETHER WITH ANY AND ALL PROCEEDS AND PRODUCTS THEREOF.

              "ITALIAN TARGET STOCK PURCHASE AGREEMENT" MEANS THAT CERTAIN SHARE AND QUOTA PURCHASE AGREEMENT TO BE ENTERED INTO BY AND AMONG THE BORROWER, THE ITALIAN HOLDING COMPANY AND THE SHAREHOLDERS OF THE ITALIAN

         TARGET, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, TOGETHER WITH ANY AND ALL EXHIBITS AND SCHEDULES THERETO, AMENDMENTS, MODIFICATIONS AND SUPPLEMENTS THERETO, RESTATEMENTS THEREOF AND SUBSTITUTES THEREFOR.

              "ITALIAN TARGET STOCK PURCHASE DOCUMENTS" MEANS COLLECTIVELY
         THE ITALIAN TARGET STOCK PURCHASE AGREEMENT AND ANY AND ALL OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS, PREVIOUSLY, NOW OR HEREAFTER EXECUTED AND DELIVERED BY THE BORROWER, THE ITALIAN HOLDING COMPANY, OR ANY OTHER PERSON IN CONNECTION WITH THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED AND MODIFIED.

              "ITALIAN TARGET STOCK PURCHASE TRANSACTION" MEANS THE ACQUISITION OF ALL OF THE ISSUED AND OUTSTANDING ITALIAN TARGET STOCK BY THE ITALIAN HOLDING COMPANY PURSUANT TO AND AS CONTEMPLATED BY THE ITALIAN TARGET STOCK PURCHASE AGREEMENT.

              "NORWICH" MEANS NORWICH ACQUISITION LIMITED, A COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES, AND ITS SUCCESSORS AND ASSIGNS.

              "OCIESSE" MEANS OCIESSE S.R.L. - OFFICINA COSTRUZIONE STAMPI LAVORAZIONI MECCANICHE DI PRECISIONE, A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE REPUBLIC OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

              (b) The definition of "Cash Equivalents" on page 7 of the Credit Agreement is hereby amended to include the following:

         CASH EQUIVALENTS SHALL ALSO MEAN (a) SECURITIES WITH UNEXPIRED MATURITIES OF ONE YEAR OF LESS ISSUED OR FULLY GUARANTEED OR INSURED BY THE ITALIAN NATIONAL GOVERNMENT OR ANY AGENCY THEREOF AND (b) CERTIFICATES OF DEPOSIT WITH UNEXPIRED MATURITIES OF ONE (1) YEAR OR LESS OR MONEY MARKET INSTRUMENTS ISSUED BY THE LARGEST FINANCIAL INSTITUTION BASED IN THE REPUBLIC OF ITALY.

              (c) The definition of "Debt Service" on page 9 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:


              "DEBT SERVICE" MEANS FOR ANY PERIOD OF DETERMINATION THEREOF
         AN AMOUNT EQUAL TO THE TOTAL OF THE AGGREGATE AMOUNT OF ALL PAYMENTS OF PRINCIPAL AND INTEREST WITH RESPECT TO INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER, THE SUBSIDIARY GUARANTORS, BERRY UK, NIM HOLDINGS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, AS APPROPRIATE, SCHEDULED TO BE DUE AND PAYABLE DURING SUCH PERIOD, EXCLUDING ANY TERM LOAN B MANDATORY PREPAYMENTS WITH RESPECT TO EXCESS CASH FLOW, ANY UK TERM LOAN MANDATORY PREPAYMENT WITH RESPECT TO UK EXCESS

         CASH FLOW, AND ANY "TERM LOAN MANDATORY PREPAYMENT" (AS DEFINED IN THE GE FINANCING AGREEMENT) WITH RESPECT TO EXCESS CASH FLOW.


              (d) The definition of "Debt Service Coverage Ratio" on page 9 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "DEBT SERVICE COVERAGE RATIO" MEANS AS TO THE BORROWER, EACH
         OF THE SUBSIDIARY GUARANTORS, BERRY UK, NIM HOLDINGS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, FOR ANY PERIOD OF DETERMINATION THEREOF THE RATIO OF (a) EBITDA TO (b) DEBT SERVICE.

              (e) The definition of "EBITDA" on pages 12 and 13 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "EBITDA" MEANS AS TO THE BORROWER, BERRY UK, NIM HOLDINGS, THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, AS OF ANY DATE OR FOR ANY PERIOD OF DETERMINATION, THE SUM OF (a) THE NET PROFIT (OR
         LOSS) DETERMINED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED, PLUS (b) INTEREST EXPENSE AND INCOME TAXES OR ALTERNATIVE MINIMUM TAXES FOR SUCH PERIOD TO THE EXTENT DEDUCTED IN THE CALCULATION OF NET INCOME (OR
         LOSS), PLUS (c) DEPRECIATION AND AMORTIZATION OF ASSETS FOR SUCH PERIOD, PLUS (d) UNUSUAL EXPENSES ASSOCIATED WITH THE WRITE-OFF OF THE CAPITALIZED PORTION OF FINANCING COSTS, MINUS (e) NON-CASH GAINS FROM ASSET SALES OTHER THAN SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, PLUS (f) NON-CASH LOSSES FROM ASSET SALES OTHER THAN SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, PLUS, (g) NON-CASH EXTRAORDINARY LOSSES, MINUS (h) EXTRAORDINARY GAINS, MINUS (i) INTEREST INCOME, MINUS (j) ANY GAIN RELATING TO THE ACCUMULATED EFFECT OF ANY CHANGE IN ACCOUNTING METHOD, PLUS (k) ANY LOSS RELATING TO THE ACCUMULATED EFFECT OF ANY CHANGE IN ACCOUNTING METHOD, EACH ITEM IN CLAUSES (a) THROUGH (k) CALCULATED PURSUANT TO GAAP FOR SUCH PERIOD, PLUS, (l) ANY NON-CASH COMPENSATION EXPENSES, MINUS, (m) ANY NON-CASH COMPENSATION GAINS., PLUS (n) UNUSUAL OR NONRECURRING NON-CASH LOSSES OR EXPENSES, PLUS (o) NON-RECURRING ACQUISITION-RELATED CASH EXPENSES UP TO $5,000,000 FOR FISCAL YEAR 2000 ONLY. IN CONNECTION WITH THE CALCULATION OF ANY FINANCIAL COVENANT PROVIDED IN SECTION 6.1.13 FOLLOWING THE CLOSING AND CONSUMMATION OF ANY PERMITTED ACQUISITION, EBITDA SHALL INCLUDE EACH SUBJECT TRANSACTION WHICH CONSTITUTES A PERMITTED ACQUISITION, WITH SUCH CALCULATION TO BE BASED ON A TWELVE
         (12) MONTH TRAILING PERIOD REFLECTING ACTUAL AND HISTORICAL PERFORMANCE OF THE SUBJECT TRANSACTION.

              (f) The definitions of "Fixed Charges", "Fixed Charge Coverage Ratio" and "Funded Debt" on pages 24 and 25 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their place:

              "FIXED CHARGES" MEANS AS TO THE BORROWER, BERRY UK, NIM
         HOLDINGS, THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, FOR ANY PERIOD OF DETERMINATION, THE SCHEDULED PAYMENTS OF PRINCIPAL AND CASH INTEREST ON ACCOUNT OF ALL INDEBTEDNESS FOR BORROWED MONEY AND ON ACCOUNT OF ALL CAPITAL LEASES, PLUS CASH INCOME TAXES, PLUS CASH DIVIDENDS DECLARED OR PAID.

              "FIXED CHARGE COVERAGE RATIO" MEANS FOR ANY PERIOD OF DETERMINATION WITH RESPECT TO THE BORROWER, BERRY UK, NIM HOLDINGS, THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, THE RATIO OF (a) EBITDA, LESS THE AGGREGATE AMOUNT OF ALL NON-FINANCED CAPITAL EXPENDITURES FOR SUCH PERIOD, PLUS ALL CASH PROCEEDS FROM PERMITTED ASSET DISPOSITIONS TO THE EXTENT REINVESTED INTO FIXED OR CAPITAL ASSETS IF AND TO THE EXTENT PERMITTED BY THE PROVISIONS OF THIS AGREEMENT, TO (b) FIXED CHARGES.

              "FUNDED DEBT" MEANS AS TO THE BORROWER, BERRY UK, NIM HOLDINGS, EACH OF THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN
         HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS,
         AS OF ANY DATE OF DETERMINATION, (a) THE AGGREGATE OF ALL
         INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER, BERRY UK, NIM HOLDINGS, EACH OF THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, WHETHER SECURED
         OR UNSECURED (BUT EXCLUDING, WITHOUT DUPLICATION, LOANS BY THE
         BORROWER TO ONE OR MORE OF THE SUBSIDIARY GUARANTORS, BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE), HAVING A FINAL MATURITY (OR WHICH BY THE TERMS THEREOF IS RENEWABLE
         OR EXTENDIBLE AT THE OPTION OF THE OBLIGOR FOR A PERIOD ENDING) MORE THAN A YEAR AFTER THAT DATE, INCLUDING CURRENT MATURITIES OF
         LONG-TERM INDEBTEDNESS FOR BORROWED MONEY (AS DETERMINED IN ACCORDANCE WITH GAAP), LESS (b) THE AGGREGATE AMOUNT OF ALL CASH BALANCES AND
         CASH EQUIVALENTS OF THE BORROWER, BERRY UK, NIM HOLDINGS, ANY OF THE SUBSIDIARY GUARANTORS, AND/OR, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE.

              (g) The definition of "Financing Documents" on page 24 of the Financing Agreement and all defined terms included within the definition of Financing Documents are hereby amended to include any and all amendments to each and every Financing Document executed and delivered in connection with the closing and consummation of the GE Obligations and the grant of a subordinate Lien on, and security interest in, all assets and properties now or hereafter securing the Obligations, as security and collateral for the GE Obligations, subject to the terms of the Intercreditor Agreement.

              (h) The definition of "GAAP" on page 26 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "GAAP" MEANS GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA IN EFFECT FROM TIME TO TIME, EXCEPT THAT WITH RESPECT TO ANY SUBSIDIARY GUARANTOR WHICH IS NOT A DOMESTIC SUBSIDIARY, GAAP MEANS GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE JURISDICTION OF SUCH SUBSIDIARY'S FORMATION IN EFFECT FROM TIME TO TIME. NOTWITHSTANDING THE FOREGOING, WITH RESPECT TO (i) ANY FINANCIAL STATEMENTS WHICH CONSOLIDATE ANY FOREIGN SUBSIDIARY GUARANTOR WITH THE BORROWER OR ANY OTHER SUBSIDIARY GUARANTOR OR (ii) ANY FINANCIAL COVENANT RELATING TO ANY FOREIGN SUBSIDIARY, THE BORROWER AND/OR ANY SUBSIDIARY GUARANTOR ON A CONSOLIDATED BASIS, GAAP SHALL MEAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA IN EFFECT FROM TIME TO TIME.

              (i) The definition of "Interest Coverage Ratio" on page 27 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "INTEREST COVERAGE RATIO" MEANS AS TO THE BORROWER, BERRY UK,
         NIM HOLDINGS, EACH OF THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, ON A CONSOLIDATED BASIS, FOR ANY PERIOD OF DETERMINATION THEREOF THE RATIO OF (a) EBITDA TO (b) CASH INTEREST EXPENSE, ALL DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED.

              (j) Item (i) of the definition of "Permitted Acquisition" on pages 32 and page 33 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (i) THE AGGREGATE PURCHASE PRICE OF, INVESTMENT IN, ACQUISITION EXPENDITURES RELATING TO (EXCLUDING CUSTOMARY AND REASONABLE TRANSACTION COSTS) AND ASSUMED LIABILITIES IN CONNECTION WITH ANY SUCH SUBJECT TRANSACTION SHALL NOT EXCEED AT ANY TIME OR IN ANY CIRCUMSTANCE THE LESSER OF:

                   (1) THE PRODUCT OF (A) THE ACTUAL EBITDA FOR (x) THE
              PERSON WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION OR (y) THE SELLER OR THE DIVISION OF THE SELLER OF THE ASSETS WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION, AS APPLICABLE, FOR THE THEN PRECEDING TWELVE (12) MONTH PERIOD AFTER GIVING EFFECT TO SUCH SUBJECT TRANSACTION (SUBJECT TO SUCH PRO-FORMA ADJUSTMENTS AS SHALL BE REASONABLY ACCEPTABLE TO THE AGENT IN ITS SOLE AND ABSOLUTE DISCRETION), AND (B) 5, EXCEPT THAT FOR THE ITALIAN TARGET, THE REQUIRED MULTIPLE SHALL BE 6.0, OR

                   (2) TWENTY MILLION DOLLARS ($20,000,000) (EXCLUDING THE
              POLY-SEAL STOCK PURCHASE TRANSACTION),

              (k) Item (vi) of the definition of "Permitted Acquisition" on page 33 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

                   (vi)  IF AND TO THE EXTENT THE SUBJECT TRANSACTION
              CONSISTS OF THE PURCHASE OR ACQUISITION OF A PERSON WHICH IS TO BE A SUBSIDIARY OF THE BORROWER OR ANOTHER SUBSIDIARY OF THE BORROWER OR MERGED INTO A SUBSIDIARY OF THE BORROWER CREATED FOR THE EXPRESS PURPOSE OF CONSUMMATING THE PROPOSED ACQUISITION:

                         (1) THE BORROWER SHALL EXECUTE OR CAUSE ITS SUBSIDIARY
              TO EXECUTE ALL DOCUMENTS AND TAKE SUCH OTHER ACTIONS AS THE AGENT (AT ANY TIME ON OR BEFORE THE BOFA TERMINATION DATE AND, THEREAFTER, THE AGENT) MAY REASONABLY REQUIRE TO GRANT TO THE COLLATERAL AGENT A FIRST PRIORITY LIEN ON ONE HUNDRED PERCENT (100%) OF THE STOCK OF SUCH SUBSIDIARY FOR THE BENEFIT OF THE AGENT AND THE LENDERS AND TO GRANT TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE GE AGENT AND THE GE LENDERS A SECOND PRIORITY LIEN ON ONE HUNDRED PERCENT (100%) OF THE STOCK OF SUCH SUBSIDIARY, EXCEPT THAT NO PLEDGE SHALL BE REQUIRED WITH RESPECT TO THE STOCK OF BERRY UK OR NORWICH AND NO PLEDGE SHALL BE REQUIRED WITH RESPECT TO THE STOCK OF ANY OTHER FOREIGN SUBSIDIARY IF SUCH PLEDGE WOULD RESULT IN A MATERIALLY ADVERSE TAX CONSEQUENCE FOR THE BORROWER UNDER THE INTERNAL REVENUE CODE OR WOULD VIOLATE APPLICABLE LAW, AND

                         (2) SUCH SUBSIDIARY (OTHER THAN BERRY UK, NORWICH OR
              NIM HOLDINGS) SHALL BE DESIGNATED AND QUALIFY IMMEDIATELY AFTER THE CLOSING OF THE SUBJECT TRANSACTION AS A SUBSIDIARY GUARANTOR IN ACCORDANCE WITH THE TERMS OF SECTION 6.2.2 (SUBSIDIARIES), EXCEPT THAT A FOREIGN SUBSIDIARY SHALL NOT BE DESIGNATED OR REQUIRED TO QUALIFY AS A SUBSIDIARY GUARANTOR IF SUCH DESIGNATION WOULD RESULT IN A MATERIALLY ADVERSE TAX CONSEQUENCE FOR THE BORROWER UNDER THE INTERNAL REVENUE CODE OR VIOLATE APPLICABLE LAW,

              (l) Item (xii) of the definition of "Permitted Acquisition" on page 35 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (xii) THE AGGREGATE PURCHASE PRICE OF, INVESTMENT IN, ACQUISITION EXPENDITURES RELATING TO (EXCLUDING CUSTOMARY AND REASONABLE TRANSACTION COSTS) AND ASSUMED LIABILITIES IN CONNECTION WITH ALL SUBJECT TRANSACTIONS (EXCLUDING THE POLY-SEAL PURCHASE TRANSACTION) IN ANY FISCAL YEAR SHALL NOT EXCEED TWENTY MILLION DOLLARS ($20,000,000).

              (m) The definition of "Permitted Acquisition" is hereby amended to add the following subpart (xiii):


              (xiii) UNTIL SUCH TIME AS THE GE OBLIGATIONS HAVE BEEN PAID IN FULL, THE GE AGENT HAS CONSENTED TO THE SUBJECT TRANSACTION IN ACCORDANCE WITH

         THE TERMS OF THE GE FINANCING AGREEMENT.

              (n) The definition of "Permitted Uses" is hereby amended to provide that proceeds of the Revolving Loan cannot be used to prepay the GE Term Loan.

              (o) The definition of "Requisite Lenders" on page 40 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "REQUISITE LENDERS" MEANS AT ANY TIME OF DETERMINATION ONE OR MORE OF THE LENDERS HOLDING AT LEAST FIFTY-ONE PERCENT (51%) OF THE COMMITMENTS; EXCEPT THAT UNTIL SUCH TIME AS THE GE TERM LOAN HAS BEEN PAID IN FULL, "REQUISITE LENDERS" MEANS AT ANY TIME OF DETERMINATION ONE OR MORE OF THE LENDERS AND/OR THE GE LENDERS HOLDING AT LEAST FIFTY-ONE PERCENT (51%) OF THE SUM OF (i) THE COMMITMENTS AND (ii) THE GE TERM LOANS, IN THE AGGREGATE.

              (p) The definition of "Stock Pledge Agreement" on page 43 of the Credit Agreement and the definition of "UK Stock Pledge Agreement" on page 49 are hereby amended to require that all of the Obligations be secured by a first priority pledge and assignment of one hundred percent (100%) of the capital stock of NIM Holdings.

              (q) The definition of "Stockholders Equity" on page 44 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "STOCKHOLDER'S EQUITY" MEANS AS TO THE BORROWER, BERRY UK, NIM HOLDINGS, EACH OF THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, FOR ANY DATE OF DETERMINATION THEREOF, THE TOTAL OF CAPITAL STOCK (EXCEPT TREASURY STOCK AND NET OF ANY NOTE RECEIVABLE RECEIVED UPON THE ISSUANCE OF ANY SHARES OF CAPITAL STOCK) AND CONTRIBUTED CAPITAL, AS DETERMINED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED, AFTER ELIMINATING ALL INTERCOMPANY ITEMS.

              (r) If and to the extent permitted by Italian law, "Subsidiary Guarantor" shall include the Italian Holding Company, Ociesse and Capsol Italy. For purposes of this Agreement, however, the Agent and the Lenders agree that none of the tangible or intangible assets or properties (excluding capital stock) of Capsol Italy, Ociesse and/or the Italian Holding Company located in the Republic of Italy shall be pledged to the Agent and/or the Lenders as collateral for any of the Obligations, except that if, with the consent of the Agent, any or all of the Lenders now or at any time hereafter make any loans, advances or other credit facilities available directly to Capsol Italy, Ociesse and/or the Italian Holding Company under the terms of this Agreement, any and all obligations, liabilities and indebtedness of Capsol Italy, Ociesse and/or the Italian Holding Company under and in connection with such loans, advances and/or other credit facilities may, at the Agent's reasonable request, be secured by a Lien on and security interest in any and all such assets and properties with a second priority Lien thereon to secure the GE Obligations. Upon consummation of the Italian Target Stock Purchase Transaction, if and to the extent permitted by Italian law, all of the Obligations shall be secured by a first priority assignment, pledge and grant and all of the GE Obligations shall be secured by the grant to the Collateral Agent of a second priority assignment, pledge and grant of one hundred percent (100%) of the outstanding shares of capital stock now or at any time hereafter issued by Capsol Italy, Ociesse and/or the Italian Holding Company. If the Italian Holding Company, Ociesse and/or
Capsol Italy are at any time deemed Subsidiary Guarantors, the Agent, the Lenders and the Borrower agree that the Italian Holding Company, Ociesse and/or Capsol Italy, as appropriate, shall also jointly and severally guaranty payment and performance of the GE Obligations to the extent permitted by Italian law.

              (s) The definition of "Tangible Capital Funds" on page 45 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "TANGIBLE CAPITAL FUNDS" MEANS AS TO THE BORROWER, BERRY UK,
         NIM HOLDINGS, EACH OF THE SUBSIDIARY GUARANTORS, AND, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, ON A CONSOLIDATED BASIS, FOR ANY DATE OF DETERMINATION THEREOF, THE TOTAL OF (a) ALL STOCKHOLDER'S EQUITY, LESS (b) ALL ASSETS WHICH WOULD BE CLASSIFIED AS INTANGIBLE ASSETS UNDER GAAP CONSISTENTLY APPLIED, PLUS (c) SUBORDINATED INDEBTEDNESS.

              (t) The definition of "UK Collateral" on page 47 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              "UK COLLATERAL" MEANS THE COLLECTIVE REFERENCE TO ALL PROPERTY OF NIM HOLDINGS, BERRY UK AND NORWICH FROM TIME TO TIME TO SUBJECT TO THE LIENS OF THIS AGREEMENT, THE UK SECURITY DOCUMENTS AND THE OTHER FINANCING DOCUMENTS, TOGETHER WITH ANY AND ALL CASH AND NON-CASH PROCEEDS AND PRODUCTS THEREOF.

              (u) Section 2.1.12 on pages 58 and 59 of the Credit Agreement is hereby amended to the add the following additional provisions:

              IN ADDITION TO THE REQUIRED AVAILABILITY, THE BORROWER
         UNDERSTANDS AND AGREES THAT THE AGENT SHALL ESTABLISH AN ADDITIONAL FIXED RESERVE AGAINST AVAILABILITY UNDER THE REVOLVING LOAN IN AN AMOUNT EQUAL TO EIGHTEEN MILLION DOLLARS ($18,000,000) (THE "PERMITTED ACQUISITION REQUIRED AVAILABILITY"). THE AGENT AND THE LENDERS AGREE THAT UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION OR ANY OTHER PERMITTED ACQUISITION IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE PERMITTED ACQUISITION REQUIRED AVAILABILITY SHALL BE ELIMINATED OR REDUCED, AS APPROPRIATE; PROVIDED AND TO THE EXTENT THAT THE ADDITIONAL AVAILABILITY UNDER THE REVOLVING LOAN RESULTING FROM THE ELIMINATION OR REDUCTION OF THE PERMITTED ACQUISITION REQUIRED AVAILABILITY IS USED BY THE BORROWER TO FINANCE, IN WHOLE OR IN PART, (a) THE ACQUISITION OF ONE HUNDRED PERCENT (100%) OF THE CAPITAL STOCK OF CAPSOL ITALY AND OCIESSE THROUGH THE ITALIAN TARGET STOCK PURCHASE TRANSACTION BY THE BORROWER, (b) THE PAYMENT OF ALL COSTS AND EXPENSES REASONABLY INCURRED IN CONNECTION WITH THE CLOSING AND CONSUMMATION OF THE ITALIAN STOCK PURCHASE TRANSACTION, (c) THE ACQUISITION OF ANY PERMITTED ACQUISITION AS AND TO THE EXTENT PERMITTED BY THE PROVISIONS OF THIS AGREEMENT, (d) THE PAYMENT OF ALL

         COSTS AND EXPENSES REASONABLY INCURRED IN CONNECTION WITH THE CLOSING AND CONSUMMATION OF A PERMITTED ACQUISITION, AND (e) CAPITAL INVESTMENTS IN AND ADVANCES TO THE SUBJECT TRANSACTION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION OR ANY SUCH OTHER PERMITTED ACQUISITION, ALL TO THE EXTENT PERMITTED BY THE TERMS OF SECTION 6.2.5 OF THIS AGREEMENT.

              (v) Item (iv) of Section 2.2.3(a) on page 61 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (iv) THE SALE OF THE PROPERTY WHICH IS SUBJECT TO THE LIEN OF THE DEED OF TRUST - ARLINGTON HEIGHTS AND/OR THE SALE OF A PORTION OF THE PROPERTY WHICH IS SUBJECT TO THE LIEN OF THE DEED OF TRUST - EVANSVILLE; PROVIDED THAT SUCH SALE OR SALES CONSTITUTE A PERMITTED ASSET DISPOSITION.

              (w) Item (vii) of Section 2.9.2(c) on page 86 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (vii) THE BORROWER SHALL NOT BE ENTITLED TO SELECT THE LIBOR
         RATE AS THE APPLICABLE INTEREST RATE FOR ANY LOANS FOLLOWING AND DURING THE CONTINUANCE OF A DEFAULT OR AN EVENT OF DEFAULT

              (x) The Borrower covenants and agrees that all of the Obligations shall be secured by a first priority assignment, pledge and grant and all of the GE Obligations shall be secured by a second priority assignment, pledge and grant of one hundred percent (100%) of the outstanding shares of capital stock now or at any time hereafter issued by NIM Holdings.

              (y) Section 4.1.12 on page 109 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              4.1.12   PRO-FORMA FINANCIAL STATEMENTS.

              THE BORROWER HAS FURNISHED TO THE AGENT A PRO-FORMA CONSOLIDATED BALANCE SHEET OF THE BORROWER AND THE SUBSIDIARIES AS OF THE END OF
         THE MOST RECENT FISCAL MONTH GIVING EFFECT TO THE ITALIAN TARGET
         STOCK PURCHASE TRANSACTION AND THE TRANSACTIONS INCIDENT THERETO
         (THE "PRO-FORMA BALANCE SHEET") TOGETHER WITH PRO-FORMA FINANCIAL PROJECTIONS OF THE PARENT FOR THE FIVE-YEAR PERIOD SUBSEQUENT TO THE ITALIAN TARGET STOCK PURCHASE TRANSACTION (THE "PRO-FORMA FINANCIAL PROJECTIONS"). A COPY OF THE PRO-FORMA BALANCE SHEET AND THE PRO-FORMA FINANCIAL PROJECTIONS ARE ATTACHED HERETO AS EXHIBITS C-1 AND C-2, RESPECTIVELY. THE PRO-FORMA BALANCE SHEET IS CORRECT AND COMPLETE, HAS BEEN PREPARED IN ACCORDANCE WITH GAAP, AND FAIRLY PRESENTS IN ALL MATERIAL RESPECTS THE CONSOLIDATED FINANCIAL CONDITION OF THE BORROWER AND THE SUBSIDIARIES AS OF THE END OF THE MOST RECENT FISCAL MONTH GIVING EFFECT TO THE ITALIAN TARGET STOCK PURCHASE TRANSACTION AND THE TRANSACTIONS INCIDENT THERETO. THE PRO-FORMA FINANCIAL PROJECTIONS REPRESENT THE BEST ESTIMATE OF THE FUTURE OPERATIONS OF THE PARENT (ASSUMING THE ITALIAN TARGET STOCK PURCHASE TRANSACTION IS CONSUMMATED) AND ARE BASED ON REASONABLE AND CONSERVATIVE ASSUMPTIONS, BUT DO NOT CONSTITUTE A GUARANTY OF ACTUAL PERFORMANCE.

              (z) Section 4.1.30 on pages 113 and 114 of the Credit Agreement is hereby amended to add the following provisions:

              THE BORROWER HEREBY REPRESENTS AND WARRANTS THAT NEITHER (i)
         THE GE TERM LOAN NOR (ii) ANY TERMS AND CONDITIONS OF THE GE FINANCING AGREEMENT AND/OR ANY OF THE GE FINANCING DOCUMENTS, IS IN VIOLATION OF, NOR CONSTITUTES A DEFAULT UNDER, THE PROVISIONS OF THE INDENTURE. THE GE TERM LOAN CONSTITUTES "SENIOR INDEBTEDNESS" UNDER THE PROVISIONS OF THE INDENTURE.

              (aa) Section 4.1 of the Credit Agreement is hereby amended to add the following Section 4.1.31:

              4.1.31  ITALIAN TARGET STOCK PURCHASE TRANSACTION

              AT THE TIME OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION
         IS CONSUMMATED, THE AGENT SHALL HAVE RECEIVED TRUE, CORRECT AND COMPLETE PHOTOCOPIES OF THE FULLY EXECUTED ITALIAN TARGET STOCK PURCHASE AGREEMENT AND EACH OF THE OTHER ITALIAN TARGET STOCK PURCHASE DOCUMENTS. AT SUCH TIME, NEITHER THE ITALIAN TARGET STOCK PURCHASE AGREEMENT NOR ANY OF THE OTHER ITALIAN TARGET STOCK PURCHASE DOCUMENTS WILL HAVE BEEN MODIFIED, CHANGED, SUPPLEMENTED, CANCELED, AMENDED OR OTHERWISE ALTERED, EXCEPT AS OTHERWISE DISCLOSED TO THE AGENT IN WRITING. AT SUCH TIME, THE ITALIAN TARGET STOCK PURCHASE TRANSACTION WILL HAVE BEEN EFFECTED, CLOSED AND CONSUMMATED PURSUANT TO, AND IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF THE ITALIAN TARGET STOCK PURCHASE AGREEMENT AND WITH ALL APPLICABLE LAWS. AS OF CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, EACH OF CAPSOL ITALY AND OCIESSE WILL BE A WHOLLY-OWNED SUBSIDIARY OF THE ITALIAN HOLDING COMPANY AND THE ITALIAN HOLDING COMPANY WILL BE A WHOLLY-OWNED SUBSIDIARY OF THE BORROWER.

              (bb) Section 6.1.13(a) on page 128 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (a) TANGIBLE CAPITAL FUNDS. THE BORROWER, BERRY UK, NIM HOLDINGS AND THE SUBSIDIARY GUARANTORS, ON A CONSOLIDATED BASIS, WILL ATTAIN A TANGIBLE CAPITAL FUNDS OF NOT LESS THAN THE FOLLOWING AMOUNTS AS OF THE FOLLOWING DATES:

                   DATE                                   AMOUNT
                   ----                                   ------

              JUNE 30, 2000                             $80,000,000
              SEPTEMBER 30, 2000                        $83,000,000
              DECEMBER 31, 2000                         $85,000,000
              MARCH 31, 2001                            $87,000,000
              JUNE 30, 2001                             $92,500,000
              SEPTEMBER 30, 2001                        $98,000,000
              DECEMBER 31, 2001 AND ALL                $100,000,000
              TIMES THEREAFTER

         THE AGENT AND THE LENDERS AGREE THAT IF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION IS CLOSED AND CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE

         ITALIAN TARGET STOCK PURCHASE AGREEMENT, THE REQUIRED LEVEL OF TANGIBLE CAPITAL FUNDS FOR EACH MEASUREMENT PERIOD AFTER CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION SET FORTH ABOVE SHALL BE DECREASED BY TEN MILLION DOLLARS ($10,000,000) EFFECTIVE AS OF THE FIRST MEASUREMENT PERIOD FOLLOWING THE CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION. IN ADDITION, (i) IF THE AMOUNT OF ACTUAL GOODWILL ATTRIBUTED TO POLY-SEAL AT THE TIME OF CLOSING AND CONSUMMATION OF THE POLY-SEAL STOCK PURCHASE TRANSACTION EXCEEDS $27,000,000 (THE "EXCESS POLY-SEAL GOODWILL"), THE REQUIRED LEVELS OF TANGIBLE CAPITAL FUNDS SET FORTH ABOVE SHALL BE REDUCED BY THE AMOUNT OF SUCH EXCESS POLY-SEAL GOODWILL; ALTERNATIVELY, IF THE AMOUNT OF ACTUAL GOODWILL ATTRIBUTED TO POLY-SEAL AT THE TIME OF CLOSING AND CONSUMMATION OF THE POLY-SEAL STOCK PURCHASE TRANSACTION IS LESS THAN $27,000,000 (THE "DEFICIENCY POLY-SEAL GOODWILL"), THE REQUIRED LEVELS OF TANGIBLE CAPITAL FUNDS AS SET FORTH ABOVE SHALL BE INCREASED BY THE AMOUNT OF SUCH DEFICIENCY POLY-SEAL GOODWILL AND (ii) IF THE AMOUNT OF ACTUAL GOODWILL ATTRIBUTED TO CAPSOL ITALY AND/OR OCIESSE AT THE TIME OF CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION EXCEEDS $10,000,000 (THE "EXCESS ITALIAN GOODWILL"), THE REQUIRED LEVELS OF TANGIBLE CAPITAL FUNDS SET FORTH ABOVE SHALL BE REDUCED BY THE AMOUNT OF SUCH EXCESS ITALIAN GOODWILL; ALTERNATIVELY, IF THE AMOUNT OF ACTUAL GOODWILL ATTRIBUTED TO CAPSOL ITALY AND/OR OCIESSE AT THE TIME OF CLOSING AND CONSUMMATION OF THE ITALIAN STOCK PURCHASE TRANSACTION IS LESS THAN $10,000,000 (THE "DEFICIENCY ITALIAN GOODWILL"), THE REQUIRED LEVELS OF TANGIBLE CAPITAL FUNDS AS SET FORTH ABOVE SHALL BE INCREASED BY THE AMOUNT OF SUCH DEFICIENCY ITALIAN GOODWILL.

              (cc) Section 6.1.13(b) on pages 128 and 129 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (b) FUNDED DEBT TO EBITDA. THE BORROWER, BERRY UK, NIM HOLDINGS AND THE SUBSIDIARY GUARANTORS, ON A CONSOLIDATED BASIS, WILL NOT PERMIT THE RATIO OF (x) FUNDED DEBT TO (y) EBITDA, FOR THE PRIOR TWELVE (12) MONTH PERIOD, TO BE GREATER THAN THE FOLLOWING AMOUNTS AS OF THE FOLLOWING DATES:

                   DATE                                   AMOUNT
                   ----                                   ------

              JUNE 30, 2000                            4.75 TO 1.00
              SEPTEMBER 30, 2000                       4.25 TO 1.00
              DECEMBER 31, 2000                        4.00 TO 1.00
              MARCH 31, 2001                           3.75 TO 1.00
              JUNE 30, 2001                            3.50 TO 1.00
              SEPTEMBER 30, 2001                       3.50 TO 1.00
              DECEMBER 31, 2001                        3.50 TO 1.00
              AND THEREAFTER

         THE AGENT AND THE LENDERS AGREE THAT IF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION IS CLOSED AND CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE ITALIAN TARGET STOCK PURCHASE AGREEMENT, THE REQUIRED RATIO OF FUNDED DEBT TO

         EBITDA FOR THE MEASUREMENT PERIODS ENDING JUNE 30, 2000, SEPTEMBER 30, 2000, AND DECEMBER 31, 2000 SHALL BE INCREASED BY .25, BUT ONLY IF AND TO THE EXTENT EACH SUCH MEASUREMENT PERIOD ENDS AFTER CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION.

              (dd) Section 6.1.13(c) on page 129 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (c) INTEREST COVERAGE RATIO. THE BORROWER, BERRY UK, NIM HOLDINGS AND THE SUBSIDIARY GUARANTORS WILL MAINTAIN, ON A CONSOLIDATED BASIS AND TESTED AS OF THE LAST DAY OF EACH FISCAL QUARTER IN EACH FISCAL YEAR, ON A ROLLING FOUR (4) QUARTER BASIS, AN INTEREST COVERAGE RATIO OF NOT LESS THAN THE FOLLOWING AMOUNTS AS OF THE FOLLOWING DATES:

                  DATE                                    RATIO
                  ----                                    -----

              JUNE 30, 2000                            2.00 TO 1.00
              SEPTEMBER 30, 2000                       2.00 TO 1.00
              DECEMBER 31, 2000                        2.00 TO 1.00
              MARCH 31, 2001                           2.25 TO 1.00
              JUNE 30, 2001                            2.25 TO 1.00
              SEPTEMBER 30, 2001                       2.25 TO 1.00
              DECEMBER 31, 2001                        2.50 TO 1.00
              AND THEREAFTER

              (ee) Section 6.1.13(d) on page 129 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (d) FIXED CHARGE COVERAGE RATIO. THE BORROWER, BERRY UK, NIM HOLDINGS AND THE SUBSIDIARY GUARANTORS WILL MAINTAIN, ON A CONSOLIDATED BASIS AND TESTED AS OF THE LAST DAY OF EACH FISCAL YEAR, A FIXED CHARGE COVERAGE RATIO OF NOT LESS THAN 1.00 TO 1.00.

              (ff)  All references to "Subsidiary Guarantor" and/or
"Subsidiary Guarantors" in Sections 3.3, 3.4.1, 3.4.2, 3.5, 3.6, 6.1.14, 6.1.16,
6.1.19, 6.1.20 and 6.1.21 of the Credit Agreement are hereby amended to refer to only those Subsidiary Guarantors which own Collateral.

              (gg)  Section 6.1.17 on pages 130 and 131 of the Credit
Agreement is hereby amended to add the words "THAT CONSTITUTES COLLATERAL" after the word "Inventory" in the fourth line of such Section.

              (hh) Section 6.2.1(c) on page 134 of the Credit Agreement is hereby amended to add the following item (iv):

              (iv) AMONG AND BETWEEN THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE,

              (ii) Section 6.2.2 on pages 134 and 135 of the Credit Agreement is hereby amended to permit the acquisition of the Italian Holding Company, Capsol Italy and Ociesse; provided that (i) if and to the extent permitted by applicable Italian law, the Collateral Agent for the benefit of the Agent and the Lenders is granted a first priority Lien on and assignment and the Collateral Agent for the benefit of the GE Agent and the GE Lenders is granted a second priority Lien on and assignment of one hundred percent (100%) of the shares of the Italian Holding Company and each of Capsol Italy and Ociesse and (ii) if and to the extent permitted by applicable Italian laws, the Italian Holding Company and each of Capsol Italy and Ociesse unconditionally and irrevocably and jointly and severally guaranty payment and performance of all of the Obligations and the GE Obligations.

              (jj) Section 6.2.4(i) on page 136 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              (i) INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER TO ANY SUBSIDIARY GUARANTOR OR OF ANY SUBSIDIARY GUARANTOR TO THE BORROWER OR ANY OTHER SUBSIDIARY GUARANTOR AND INDEBTEDNESS FOR BORROWED MONEY OF BERRY UK, NIM HOLDINGS, NORWICH, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO THE BORROWER OR ANY OTHER DOMESTIC SUBSIDIARY GUARANTOR (THE "FOREIGN INTERCOMPANY INDEBTEDNESS"), PROVIDED THAT THE AGGREGATE AMOUNT OF SUCH FOREIGN INTERCOMPANY INDEBTEDNESS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES), TOGETHER WITH ANY INVESTMENT BY THE BORROWER AND/OR ANY DOMESTIC SUBSIDIARY GUARANTOR IN BERRY UK, NIM HOLDINGS, NORWICH, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE PERMITTED BY THE TERMS OF THIS AGREEMENT, SHALL NOT EXCEED, IN THE AGGREGATE, FOUR MILLION DOLLARS ($4,000,000) AND PROVIDED FURTHER THAT ANY SUCH FOREIGN INTERCOMPANY INDEBTEDNESS SHALL BE PERMITTED WITH THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE ONLY IF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION IS CLOSED AND CONSUMMATED. NOTWITHSTANDING THE FOREGOING, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE $4,000,000 LIMITATION ON FOREIGN INTERCOMPANY INDEBTEDNESS SHALL BE INCREASED TO TWENTY-TWO MILLION DOLLARS ($22,000,000) IF AND TO THE EXTENT THE BORROWER MAKES LOANS AND ADVANCES TO THE ITALIAN HOLDING COMPANY TO FINANCE THE ITALIAN TARGET STOCK PURCHASE TRANSACTION;

              (kk) Section 6.2.5 on page 138 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              6.2.5  INVESTMENTS, LOANS AND OTHER TRANSACTIONS.

              EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE BORROWER, BERRY UK AND NIM HOLDINGS WILL NOT, AND WILL NOT PERMIT ANY OF ITS OR THEIR SUBSIDIARIES TO, (a) MAKE, ASSUME, ACQUIRE OR CONTINUE TO HOLD ANY INVESTMENT IN ANY REAL PROPERTY (UNLESS USED IN CONNECTION WITH THEIR BUSINESS) OR ANY PERSON, WHETHER BY STOCK PURCHASE, CAPITAL CONTRIBUTION, ACQUISITION OF INDEBTEDNESS OF SUCH PERSON OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, INVESTMENTS IN ANY JOINT VENTURE OR PARTNERSHIP), EXCEPT FOR (i) PERMITTED ACQUISITIONS, (ii) REPLACEMENTS OF ASSETS WHICH ARE THE SUBJECT OF A PERMITTED ASSET DISPOSITION MADE PURSUANT TO CLAUSE (f) OF THE DEFINITION OF PERMITTED ASSET DISPOSITION, (iii) THOSE INVESTMENTS EXISTING AS OF THE CLOSING DATE AND REFLECTED ON THE FINANCIAL STATEMENTS FURNISHED PURSUANT TO SECTION 4.1.11

         (FINANCIAL CONDITION), (iv) ANY INVESTMENTS IN CASH EQUIVALENTS,
         WHICH, IF REQUESTED BY THE COLLATERAL AGENT, ARE PLEDGED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE AGENT AND THE LENDERS, AS COLLATERAL AND SECURITY FOR THE OBLIGATIONS, (v) THOSE INVESTMENTS MORE PARTICULARLY SET FORTH IN SCHEDULE 6.2.5 ATTACHED HERETO AND MADE A PART HEREOF (THE "PERMITTED INVESTMENTS"), (vi) THE ACQUISITION, CREATION OR OWNERSHIP OF ANY SUBSIDIARY GUARANTOR BY THE BORROWER, NIM HOLDINGS AND/OR BERRY UK, INCLUDING, THE EXISTING OR ADDITIONAL CAPITAL CONTRIBUTIONS (INCLUDING PURCHASES OF EQUITY SECURITIES) IN ANY SUCH SUBSIDIARY GUARANTOR, (vii) THE BORROWER'S ACQUISITION, CREATION AND OWNERSHIP OF NIM HOLDINGS AND THE ITALIAN HOLDING COMPANY AND ANY EXISTING OR ADDITIONAL CAPITAL CONTRIBUTIONS IN BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL AND OCIESSE; PROVIDED THAT THE AGGREGATE AMOUNT OF ANY SUCH EXISTING OR ADDITIONAL CAPITAL CONTRIBUTIONS, TOGETHER WITH ANY FOREIGN INTERCOMPANY INDEBTEDNESS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES) PERMITTED BY THE TERMS OF THIS AGREEMENT, MAY NOT EXCEED AT ANY TIME IN THE AGGREGATE FOUR MILLION DOLLARS ($4,000,000) (WHICH AMOUNT, UPON CLOSING AND CONSUMMATION OF THE ITALIAN TARGET STOCK PURCHASE TRANSACTION SHALL BE INCREASED TO TWENTY-TWO MILLION DOLLARS ($22,000,000) IF AND TO THE EXTENT THE BORROWER MAKES LOANS AND ADVANCES TO THE ITALIAN HOLDING COMPANY TO FINANCE THE ITALIAN TARGET STOCK PURCHASE TRANSACTION,
         (viii) THE RECEIPT OF INDEBTEDNESS FOR BORROWED MONEY BY THE BORROWER, BERRY UK, NIM HOLDINGS OR ANY SUBSIDIARY GUARANTOR WHICH REPRESENTS PAYMENT TO THE BORROWER, BERRY UK, NIM HOLDINGS OR A SUBSIDIARY GUARANTOR, AS THE CASE MAY BE, OF A PORTION OF THE PURCHASE PRICE PAYABLE TO THE BORROWER, BERRY UK, NIM HOLDINGS OR SUCH SUBSIDIARY GUARANTOR IN CONNECTION WITH A PERMITTED ASSET DISPOSITION; PROVIDED THAT, UPON THE COLLATERAL AGENT'S DEMAND, THE BORROWER, BERRY UK, NIM HOLDINGS AND/OR THE SUBSIDIARY GUARANTOR, AS THE CASE MAY, SHALL TAKE ALL SUCH ACTIONS AS SHALL BE REASONABLY REQUESTED BY THE COLLATERAL AGENT TO GRANT TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE AGENT AND THE LENDERS, A PERFECTED LIEN ON ANY SUCH INDEBTEDNESS FOR BORROWED MONEY AND PROVIDED FURTHER THAT THE PRINCIPAL AMOUNT OF ALL SUCH INDEBTEDNESS FOR BORROWED MONEY SHALL NOT EXCEED AT ANY TIME IN THE AGGREGATE FIVE HUNDRED THOUSAND DOLLARS ($500,000), (ix) INVESTMENTS PERMITTED BY SECTION 6.2.1 (CAPITAL STRUCTURE), (x) INDEBTEDNESS FOR BORROWED MONEY PERMITTED BY SECTION 6.2.4(i), AND (xi) THE RECEIPT OF SECURITIES IN CONNECTION WITH THE SETTLEMENT OF CLAIMS AGAINST ANY CUSTOMER, SUPPLIER OR VENDOR OR AS A RESULT OF THE BANKRUPTCY OF ANY SUCH CUSTOMER, SUPPLIER OR VENDOR; PROVIDED THAT THE COLLATERAL AGENT SHALL BE GRANTED A PERFECTED FIRST PRIORITY LIEN ON ANY SUCH SECURITIES WITH RESPECT TO THE OBLIGATIONS, (b) GUARANTY OR OTHERWISE BECOME CONTINGENTLY LIABLE FOR THE INDEBTEDNESS OR OBLIGATIONS OF ANY PERSON, EXCEPT THAT THE BORROWER, BERRY UK, NIM HOLDINGS AND ANY SUBSIDIARY GUARANTOR SHALL BE PERMITTED TO GUARANTY (i) ANY INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER, ANY SUBSIDIARY GUARANTOR, BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY OR OCIESSE OTHERWISE PERMITTED BY THE PROVISIONS OF SECTION 6.2.4 (INDEBTEDNESS),
         (ii) THE ENDORSEMENT OF NEGOTIABLE INSTRUMENTS FOR DEPOSIT OR COLLECTION OR SIMILAR TRANSACTIONS IN THE ORDINARY

         COURSE OF BUSINESS, (iii) THE OBLIGATIONS OF THE BORROWER UNDER THE SUBORDINATED DEBT AND THE SENIOR SECURED DEBT, (iv) THE OBLIGATIONS AND (v) THE GE OBLIGATIONS, OR (c) MAKE ANY LOANS OR ADVANCES, OR OTHERWISE EXTEND CREDIT TO ANY PERSON, EXCEPT (i) ANY ADVANCE TO AN OFFICER OR EMPLOYEE OF THE BORROWER, BERRY UK, NIM HOLDINGS OR ANY SUBSIDIARY FOR TRAVEL OR OTHER BUSINESS EXPENSES IN THE ORDINARY COURSE OF BUSINESS, PROVIDED THAT THE AGGREGATE AMOUNT OF ALL SUCH ADVANCES BY ALL OF THE BORROWER, BERRY UK, NIM HOLDINGS AND ITS SUBSIDIARIES (TAKEN AS A WHOLE) OUTSTANDING AT ANY TIME SHALL NOT EXCEED FIVE HUNDRED THOUSAND DOLLARS ($500,000), (ii) TRADE CREDIT EXTENDED TO CUSTOMERS IN THE ORDINARY COURSE OF BUSINESS, (iii) ORDINARY COURSE ADVANCES TO CUSTOMERS IN CONNECTION WITH THE PRODUCTION OF MOLDS AND RELATED MATERIALS, AND (iv) ORDINARY COURSE WORKING CAPITAL ADVANCES AND LOANS TO AND FROM THE BORROWER, BERRY UK AND/OR NIM HOLDINGS TO ANY GUARANTOR AND TO AND FROM ANY GUARANTOR TO THE BORROWER OR ANY OTHER GUARANTOR.

              (ll)  Section 6.2.10 on pages 140 and 141 of the Credit
Agreement is hereby deleted in its entirety and the following is substituted in its place:

              6.2.10  TRANSACTIONS WITH AFFILIATES.

              NEITHER THE BORROWER, BERRY UK, NIM HOLDINGS NOR ANY OF ITS OR THEIR SUBSIDIARIES WILL ENTER INTO ANY TRANSACTION WITH ANY AFFILIATE EXCEPT IN THE ORDINARY COURSE OF BUSINESS, IN EACH CASE, UPON TERMS NO LESS FAVORABLE TO THE BORROWER, BERRY UK, NIM HOLDINGS OR ANY SUBSIDIARY THAN WOULD BE OBTAINED IN AN ARMS-LENGTH, THIRD PARTY TRANSACTION. THE FOREGOING PROVISION SHALL NOT RESTRICT (a) ANY EMPLOYMENT AGREEMENT ENTERED INTO BY THE BORROWER OR ANY OF ITS SUBSIDIARIES IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH THE PAST PRACTICES OF THE BORROWER AND/OR ANY SUCH SUBSIDIARY, (b) TRANSACTIONS BETWEEN OR AMONG THE BORROWER AND/OR THE SUBSIDIARY GUARANTORS, (c) TRANSACTIONS BETWEEN FIRST ATLANTIC CAPITAL, LTD. ("FIRST ATLANTIC"), PURSUANT TO THE SECOND AMENDED AND RESTATED MANAGEMENT AGREEMENT DATED AS OF JUNE 18, 1996, AS AMENDED TO THE DATE HEREOF OR OTHERWISE AMENDED WITH THE AGENT'S PRIOR WRITTEN CONSENT (SOLELY FOR PURPOSES OF THIS SECTION 6.2.10) BETWEEN THE BORROWER AND FIRST ATLANTIC, (d) THE PAYMENT OF DISTRIBUTIONS PERMITTED BY SECTION
         6.2.3 (PURCHASE OR REDEMPTION OF SECURITIES), (e) ANY TRANSACTION FEE PAYABLE TO FIRST ATLANTIC NOT TO EXCEED $1,250,000 PER TRANSACTION AND
         (f) INTERCOMPANY INVESTMENTS AND LOANS BETWEEN AND AMONG THE BORROWER, BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, AS AND TO THE EXTENT PERMITTED BY THE PROVISIONS OF THIS AGREEMENT.

              (mm) Section 6.2.13 on page 141 of the Credit Agreement is hereby amended to add the following provisions:

         THE BORROWER, BERRY UK AND NIM HOLDINGS UNDERSTAND AND AGREE THAT THE REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS AND EVENTS OF DEFAULT AS SET FORTH IN THE GE AGREEMENT AND IN THE GE FINANCING DOCUMENTS ARE INTENDED TO BE SUBSTANTIALLY SIMILAR TO THE REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS AND EVENTS OF DEFAULT CONTAINED IN THIS AGREEMENT AND THE FINANCING DOCUMENTS. THE BORROWER, BERRY UK AND NIM HOLDINGS

         ACKNOWLEDGE AND AGREE THAT TO THE EXTENT ANY DETERMINATION, CONSENT, AMENDMENT OR WAIVER WITH RESPECT TO ANY TERMS OR CONDITIONS OF THIS AGREEMENT IS GIVEN, OBTAINED OR APPROVED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, SUCH DETERMINATION, CONSENT, AMENDMENT OR WAIVER SHALL BE CONSIDERED BINDING UPON THE GE AGENT, THE GE LENDERS AND THE BORROWER FOR PURPOSES OF THE GE FINANCING AGREEMENT AND THE GE FINANCING DOCUMENTS AND SHALL BE DEEMED MADE, OBTAINED OR GIVEN, AS APPROPRIATE, BY THE GE AGENT, THE GE LENDERS AND/OR THE BORROWER WITH RESPECT TO THE SIMILAR OR SUBSTANTIALLY SIMILAR TERM, CONDITION OR EVENT CONTAINED IN OR RELATING TO THE GE AGREEMENT AND/OR IN ANY OF THE GE FINANCING DOCUMENTS; PROVIDED THAT UNTIL SUCH TIME AS THE GE TERM LOANS HAVE BEEN PAID IN FULL THE DEFINITION OF "REQUISITE LENDERS" CONTAINED IN THIS AGREEMENT HAS BEEN AMENDED TO INCLUDE THE GE LENDERS AND THE LENDERS AS A COMBINED VOTING GROUP, AS SET FORTH IN THE DEFINITION OF "REQUISITE LENDERS" IN THIS AGREEMENT, SUCH THAT ANY CONSENT, DETERMINATION, AMENDMENT OR WAIVER REQUIRING THE CONSENT OF THE REQUISITE LENDERS WOULD TAKE INTO ACCOUNT THE VOTES OF THE GE LENDERS AS PART OF THE LARGER GROUP INCLUDING THE LENDERS AND THE GE LENDERS. NOTWITHSTANDING THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL THE GE AGENT OR THE GE LENDERS BE DEEMED TO HAVE CONSENTED OR APPROVED ANY MATTER REQUIRING THE CONSENT OF ALL GE LENDERS SET FORTH IN SECTION 8.12 OF THE GE FINANCING AGREEMENT OR THE CONSENT OF THE GE AGENT AS SET FORTH IN
         SECTION 9.2 OF THE GE FINANCING AGREEMENT, REGARDLESS IF SUCH MATTER HAS RECEIVED THE CONSENT OR APPROVAL OF THE AGENT AND/OR ALL OR ANY PORTION OF THE LENDERS. THE BORROWER COVENANTS AND AGREES NOT TO AMEND OR AGREE TO AMEND THE GE FINANCING AGREEMENT AND/OR ANY OF THE GE FINANCING DOCUMENTS TO THE EXTENT CONTRARY TO OR INCONSISTENT WITH THE FOREGOING PROVISIONS.

              (nn) The last paragraph of Section 8.8.1 on page 155 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              IN ADDITION DURING ANY FISCAL YEAR OF THE BORROWER (x) THE COLLATERAL AGENT MAY RELEASE COLLATERAL HAVING A BOOK VALUE OF NOT MORE THAN 5% OF THE BOOK VALUE OF ALL COLLATERAL, (y) THE COLLATERAL AGENT, WITH THE CONSENT OF THE REQUISITE LENDERS, MAY RELEASE COLLATERAL HAVING A BOOK VALUE OF NOT MORE THAN 25% OF THE BOOK VALUE OF ALL COLLATERAL OR (z)(1) THE COLLATERAL AGENT, WITH THE CONSENT OF THE LENDERS AND THE GE LENDERS HOLDING, IN THE AGGREGATE, AT LEAST 90% OF
         (i) THE COMMITMENTS AND (ii) THE GE TERM LOAN OR, (2) THE COLLATERAL AGENT, WITH THE CONSENT OF ALL OF THE LENDERS (EXCLUDING ANY LENDER WHICH IS ALSO A GE LENDER) MAY RELEASE ITS LIEN ON ALL OR SUBSTANTIALLY ALL OF THE COLLATERAL (AND IN CONNECTION THEREWITH MAY RELEASE, TERMINATE AND DISCHARGE ANY FINANCING DOCUMENT RELATING TO SUCH COLLATERAL AND/OR THE OBLIGATIONS AND LIABILITIES OF ANY GUARANTOR IN CONNECTION WITH A SALE OF THE BORROWER AND/OR ANY GUARANTOR AND/OR A SALE OF ALL OR SUBSTANTIALLY ALL OF ITS OR THEIR ASSETS); PROVIDED THAT EITHER (i) THE COLLATERAL AGENT HAS OBTAINED A THIRD-PARTY APPRAISAL OR VALUATION (WHICH MAY BE A FAIRNESS VALUATION) OF ALL OF THE COLLATERAL OR OF ONLY THE COLLATERAL BEING RELEASED, HAS FURNISHED A COPY OF SUCH APPRAISAL OR VALUATION TO THE GE AGENT AND HAS DETERMINED IN GOOD FAITH THAT (A) IN THE CASE OF AN APPRAISAL OR VALUATION OF ALL OF THE COLLATERAL, THE ORDERLY

         OR FORCED SALE LIQUIDATION VALUE (AS APPLICABLE OR WHICHEVER IS APPROPRIATE AS DETERMINED BY THE COLLATERAL AGENT IN GOOD FAITH), OF SUCH COLLATERAL BASED ON SUCH APPRAISAL OR VALUATION (AFTER DEDUCTING THE ACTUAL AND ANTICIPATED COSTS AND EXPENSES OF LIQUIDATION) IS OR WOULD BE INSUFFICIENT TO ALLOW FOR PAYMENT OF THE OBLIGATIONS IN FULL AND/OR TO RESULT IN ANY SURPLUS PAYMENT WHICH WOULD OR COULD BE AVAILABLE FOR PAYMENT OF THE GE OBLIGATIONS OR (B) IN THE CASE OF AN APPRAISAL OR VALUATION OF LESS THAN ALL OF THE COLLATERAL, THE COLLATERAL BEING RELEASED IS SOLD FOR AN AMOUNT AT LEAST EQUAL TO THE VALUE ESTABLISHED BY SUCH THIRD PARTY APPRAISAL OR VALUATION, OR (ii) THE COLLATERAL IS SOLD OR TO BE SOLD BY OR ON BEHALF OF THE BORROWER, ANY SUBSIDIARY GUARANTOR AND/OR THE COLLATERAL AGENT AT A COMMERCIALLY REASONABLE, PUBLIC AUCTION OR AN "AUCTION STYLE" PRIVATE SALE ARRANGED OR BROKERED BY A THIRD PARTY (SUCH AS AN INVESTMENT BANKER); AND PROVIDED FURTHER THAT SUCH RELEASE IS NOT PURSUANT TO, OR REQUIRED IN CONNECTION WITH, DEBTOR-IN-POSSESSION FINANCING.

              NOTWITHSTANDING THE FOREGOING, AT ANY TIME ON OR BEFORE THE
         BOFA TERMINATION DATE AND PURSUANT TO OR IN CONNECTION WITH ANY DEBTOR-IN-POSSESSION FINANCING PROVIDED TO THE BORROWER AND/OR ANY OR ALL OF THE SUBSIDIARY GUARANTORS, THE COLLATERAL AGENT, SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT, MAY RELEASE OR SUBORDINATE ITS LIEN ON ALL OR SUBSTANTIALLY ALL OF THE COLLATERAL (AND IN CONNECTION THEREWITH RELEASE, TERMINATE OR DISCHARGE ANY FINANCING DOCUMENT RELATING TO SUCH COLLATERAL AND/OR THE OBLIGATIONS AND LIABILITIES OF ANY GUARANTOR).

              (oo) Section 8.13 on page 158 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

              SECTION 8.13 CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED; DEEMED CONSENT OF ANY LENDER WHICH IS A GE LENDER.

              NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NO AMENDMENT, MODIFICATION, CHANGE OR WAIVER SHALL BE EFFECTIVE WITHOUT THE CONSENT OF ALL OF THE LENDERS (BUT ONLY THE CONSENT OF ALL LENDERS PARTY TO THIS AGREEMENT AS OF THE CLOSING DATE SHALL BE REQUIRED WITH RESPECT TO ITEM (i) BELOW) TO:

                    (a) INCREASE THE PRINCIPAL AMOUNT OF ANY OF THE COMMITMENTS, EXCEPT THAT ANY OR ALL OF THE LENDERS MAY INCREASE THE PRINCIPAL AMOUNT OF ANY OF THEIR RESPECTIVE COMMITMENTS WITHOUT THE CONSENT OF ANY LENDER WHICH IS A GE LENDER; PROVIDED THAT (i) ALL OF THE LENDERS, EXCLUDING THE GE LENDERS, HAVE CONSENTED TO SUCH INCREASE AND (ii) THE TOTAL PRINCIPAL AMOUNT OF ALL COMMITMENTS AFTER TAKING INTO ACCOUNT ANY PROPOSED INCREASE IN THE PRINCIPAL AMOUNT OF ANY COMMITMENT SHALL NOT EXCEED THE "PERMITTED BOFA CEILING" (AS DEFINED IN THE INTERCREDITOR AGREEMENT);

                    (b) EXTEND THE MATURITY OR DUE DATE OF PAYMENT OF PRINCIPAL, INTEREST OR FEES ON ACCOUNT OF THE OBLIGATIONS, INCLUDING THE

         UK OBLIGATIONS;

                    (c) REDUCE THE PRINCIPAL AMOUNT OF ANY OBLIGATIONS, THE RATE OF INTEREST ON ANY OF THE OBLIGATIONS OR ANY FEES PAYABLE, EXCEPT AS EXPRESSLY PERMITTED THEREIN;

                    (d) CHANGE THE METHOD OF CALCULATION UTILIZED IN CONNECTION WITH THE COMPUTATION OF INTEREST AND FEES;

                    (e)  CHANGE THE MANNER OF PRO RATA APPLICATION BY THE
         AGENT OR BANK OF AMERICA OF PAYMENTS MADE BY THE BORROWER, BERRY UK OR NIM HOLDINGS OR ANY OTHER PAYMENTS REQUIRED HEREUNDER OR UNDER THE OTHER FINANCING DOCUMENTS;

                    (f) MODIFY THIS SECTION OR THE DEFINITION OF "REQUISITE LENDERS" (IN ADDITION, SECTION 8.8 SHALL NOT BE MODIFIED WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUISITE LENDERS AND THE "REQUISITE TERM LOAN LENDERS" (AS DEFINED IN THE GE FINANCING AGREEMENT);

                    (g) RELEASE ANY MATERIAL PORTION OF ANY COLLATERAL (INCLUDING ANY UK COLLATERAL), ANY GUARANTOR OR ANY FINANCING DOCUMENT, EXCEPT TO THE EXTENT PROVIDED IN SECTION 8.8 OF THIS AGREEMENT;

                    (h) INCREASE THE ADVANCE RATES FOR ANY COMPONENT OF THE BORROWING BASE OR THE UK BORROWING BASE ABOVE THE LEVELS SPECIFIED
         IN THIS AGREEMENT, EXCEPT THAT THE ADVANCE RATES AGAINST ELIGIBLE DOMESTIC RECEIVABLES AND/OR ELIGIBLE UK RECEIVABLES MAY BE INCREASED UP TO A LEVEL OF 90% AND THE ADVANCE RATES AGAINST ELIGIBLE DOMESTIC INVENTORY AND/OR ELIGIBLE UK INVENTORY MAY BE INCREASED UP TO A LEVEL OF 75% WITHOUT THE PRIOR CONSENT OF ANY LENDER WHICH IS A GE LENDER; PROVIDED THAT ALL OF THE LENDERS, EXCLUDING THE GE LENDERS, HAVE CONSENTED TO ANY SUCH INCREASE;

                    (i)  MODIFY, WAIVE OR OTHERWISE CHANGE THE REQUIREMENTS
         OF SECTION 2.1.12, EXCEPT THAT THE REQUIREMENTS OF SECTION 2.1.12 MAY BE MODIFIED, WAIVED OR OTHERWISE CHANGED WITHOUT THE PRIOR CONSENT OF ANY LENDER WHICH IS A GE LENDER; PROVIDED THAT (i) ALL OF THE LENDERS, EXCLUDING THE GE LENDERS, CONSENT TO ANY SUCH MODIFICATION, WAIVER OR OTHER CHANGE AND (ii) UNDER NO CIRCUMSTANCES SHALL THE REQUIRED AVAILABILITY BE LESS THAN FIVE MILLION DOLLARS ($5,000,000).

         FOR PURPOSES OF THIS SECTION 8.13, EACH LENDER WHICH IS ALSO A GE LENDER SHALL BE DEEMED TO HAVE CONSENTED TO EACH AMENDMENT, MODIFICATION, CHANGE OR WAIVER APPROVED BY ALL OTHER LENDERS IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 8.13 IF AND TO THE EXTENT THE TERMS OF THIS SECTION 8.13 DO NOT REQUIRE THE CONSENT OF ANY LENDER

         WHICH IS A GE LENDER TO ANY SUCH AMENDMENT, MODIFICATION, CHANGE OR WAIVER.

              (pp) Section 9.5 on page 163 of the Credit Agreement is hereby amended to permit GE Capital to sell and assign a portion of its Commitments and Obligations under the Credit Agreement in an aggregate amount up to Twenty Million Dollars ($20,000,000) to one or more Persons without the prior consent of the Agent, but, if no Default or Event of Default has occurred and is continuing, with the prior written consent of the Borrower, which consent shall not be unreasonably withheld, delayed or conditioned.

              (qq) Notwithstanding any provision in the Credit Agreement or in any of the Financing Documents to the contrary, but subject to the terms and conditions of the Intercreditor Agreement, all Liens and security interests granted to the Agent in the Credit Agreement and/or in any and all of the Financing Documents shall be deemed to have been granted to the Agent, in its capacity as Collateral Agent for the Agent, the Lenders, the GE Agent and the GE Lenders. The Borrower, Berry UK, NIM Holdings agree that effective immediately on the BofA Termination Date, the GE Agent shall succeed the Agent as the Collateral Agent under the Credit Agreement and under each of the Financing Documents, without further notice to, or consent or agreement of, the Borrower, Berry UK, NIM Holdings or any other Person. Notwithstanding the foregoing, if at any time any payment, or portion thereof, made by, or for the account of, the Borrower or any other Person on account of any of the Obligations is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Agent and/or any of the Lenders to the Borrower or to any other Person under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or such other Person or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrower or such Person or any substantial part of its or their properties or assets, the parties hereto agree that the Agent shall be reinstated and shall continue as the Collateral Agent under the Credit Agreement and each of the Financing Documents all as though such payment(s) had not been made.


         3. The Borrower has requested that the Agent and the Lenders agree to establish certain credit facilities in favor of the Italian Holding Company and the Italian Target as part of the existing credit facilities under the Credit Agreement. The Agent and the Lenders have agreed to so establish such credit facilities in a principal amount up to, but not exceeding, $1,500,000, but have not yet agreed upon a mutually acceptable structure for such credit facilities. The Agent and the Lenders agree to proceed in good faith to determine, close and consummate a structure, terms and conditions for the requested Italian credit facilities as soon as commercially practicable.

         4. The terms "this Agreement" as used in the Credit Agreement and the terms "Credit Agreement" as used in any of the Financing Documents shall mean the Credit Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

         5. The Borrower, the Agent and the Lenders will execute such confirmatory instruments with respect to the Credit Agreement and/or any of the Financing Documents as the Agent may reasonably require.

         6. This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent, the Lenders and the Borrower. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Maryland.

         7. The Borrower agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Credit Agreement.

         8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.









                    [Signature Appears on Following Page]

         IN WITNESS WHEREOF, the Borrower, NIM Holdings, Berry UK, the Agent and the Lenders have caused this Amendment to be executed under seal as of the date first above written.

WITNESS:                                    BERRY PLASTICS CORPORATION


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       NIM HOLDINGS LIMITED


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       BERRY PLASTICS UK LIMITED


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS:                                 BANK OF AMERICA, N.A.,
                                         in its capacity as Agent


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            David B. Thayer
                                            Senior Vice President


WITNESS:                                    BANK OF AMERICA, N.A.,
                                                     in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            David B. Thayer
                                            Vice President

WITNESS:                                 FLEET CAPITAL CORPORATION,
                                         in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS:                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                         in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS:                                 HELLER FINANCIAL, INC.
                                         in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS:                                 PNC BANK, NATIONAL ASSOCIATION
                                         in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS:                                 LASALLE BUSINESS CREDIT, INC.,
                                         in its capacity as a Lender


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:

                             ACKNOWLEDGMENT AND CONSENT


         BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Parent"), BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Iowa"), BERRY TRI-PLAS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Tri-Plas"), AEROCON, INC., a corporation organized and existing under the laws of the State of Delaware ("AeroCon"), BERRY STERLING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Sterling"), BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Design"), PACKERWARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PackerWare"), VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Holding"), BERRY PLASTICS TECHNICAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, formerly known as Venture Packaging Southeast, Inc. ("Venture Southeast"), VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Midwest"), KNIGHT PLASTICS, INC., a corporation organized and existing under the laws of the State of Delaware ("Knight"), CPI HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("CPI"), CARDINAL PACKAGING, INC., a corporation organized and existing under the laws of the State of Ohio ("Cardinal"), and POLY-SEAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Poly-Seal") (the Parent, Berry Iowa, Berry Tri-Plas, AeroCon, Berry Sterling, Berry Design, PackerWare, Venture Holding, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, and Poly-Seal are herein collectively and individually referred to as the "Guarantor") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that (i) the joint and several obligations and liabilities of the Guarantors under and in connection with those certain Guaranty of Payment Agreements and all other Financing Documents executed and delivered in connection with the Obligations (as amended, restated, supplemented or otherwise modified, the "Guaranty Documents") shall include and to the extent necessary are hereby amended to include any and all Obligations, as amended by this Amendment and (ii) neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.




                    [Signatures to Appear on Following Page]

         IN WITNESS WHEREOF, each of the parties hereby have executed and delivered this Acknowledgment under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                       BERRY IOWA CORPORATION


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       BERRY TRI-PLAS CORPORATION


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       BERRY STERLING CORPORATION


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       AERO CON, INC.


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:


WITNESS OR ATTEST:                       PACKERWARE CORPORATION


                                         By:                            (Seal)
------------------------------              -----------------------------
                                            Name:
                                            Title:

WITNESS OR ATTEST:                     BERRY PLASTICS DESIGN CORPORATION


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     BPC HOLDING CORPORATION


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     VENTURE PACKAGING, INC.


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     BERRY PLASTICS TECHNICAL SERVICES, INC.,
                                       f/k/a Venture Packaging Southeast, Inc.


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     VENTURE PACKAGING MIDWEST, INC.


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     KNIGHT PLASTICS, INC.


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:

WITNESS OR ATTEST:                     CPI HOLDING CORPORATION


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     CARDINAL PACKAGING, INC.


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title:


WITNESS OR ATTEST:                     POLY-SEAL CORPORATION


                                       By:                            (Seal)
------------------------------            -----------------------------
                                          Name:
                                          Title: